UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

PeopleSupport, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-115328	95-4695021

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Glendon Ave., Suite 1250 Los Angeles, California		90024

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 824-6200

Not Applicable

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EX-99.1

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 3, 2004, PeopleSupport, Inc. issued a press release announcing the financial results for the quarter ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference in any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9. Financial Statements and Exhibits

Item 9.01(c) Exhibits.

Exhibit	Description
99.1	Press Release dated November 3, 2004 entitled: “PeopleSupport Reports Third Quarter 2004 Results.”

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2004	PeopleSupport, Inc. a Delaware corporation
	By:	/s/ Lance Rosenzweig

Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 3, 2004 entitled: “PeopleSupport Reports Third Quarter 2004 Results.”